AMENDED AND RESTATED EXHIBIT A TO THE INVESTMENT ADVISORY AGREEMENT BETWEEN GLOBAL X FUNDS AND GLOBAL X MANAGEMENT COMPANY LLC DATED JULY 2, 2018

Intending to be legally bound, the undersigned hereby amend and restate Exhibit A to the aforesaid Agreement to include the following investment portfolios as of July 31, 2025:

| Name of Fund | Annual Advisory Fee (as a % of average daily net assets) | Date Fund Approved by Board | Date Board Approved Continuance of I/A/A | Date Fund Commenced Operations |
|---|---|---|---|---|
| Global X MSCI Norway ETF | 0.25% | October 2, 2009 | November 19, 2024 | November 9, 2010 |
| Global X MSCI Argentina ETF | 0.25% | December 5, 2008 | November 19, 2024 | March 2, 2011 |
| Global X MSCI Colombia ETF | 0.25% | December 5, 2008 | November 19, 2024 | February 5, 2009 |
| Global X MSCI China Consumer Discretionary ETF | 0.25% | October 2, 2009 | November 19, 2024 | November 30, 2009 |
| Global X Copper Miners ETF | 0.25% | March 26, 2010 | November 19, 2024 | April 19, 2010 |
| Global X Silver Miners ETF | 0.25% | March 26, 2010 | November 19, 2024 | April 19, 2010 |
| Global X Lithium & Battery Tech ETF | 0.25% | June 4, 2010 | November 19, 2024 | July 22, 2010 |
| Global X Uranium ETF | 0.25% | June 4, 2010 | November 19, 2024 | November 4, 2010 |
| Global X Gold Explorers ETF | 0.25% | August 27, 2010 | November 19, 2024 | November 3, 2010 |
| Global X FTSE Southeast Asia ETF | 0.25% | November 17, 2010 | November 19, 2024 | February 16, 2011 |
| Global X SuperDividend® ETF | 0.25% | February 25, 2011 | November 19, 2024 | June 8, 2011 |
| Global X MLP ETF | 0.25% | May 11, 2011 | November 19, 2024 | April 18, 2012 |
| Global X MSCI Greece ETF | 0.25% | August 19, 2011 | November 19, 2024 | December 7, 2011 |
| Global X Disruptive Materials ETF | 0.25% | August 19, 2011 | November 19, 2024 | January 24, 2022 |
| Global X Social Media ETF | 0.25% | August 19, 2011 | November 19, 2024 | November 14, 2011 |
| Global X SuperIncome™ Preferred ETF | 0.25% | February 24, 2012 | November 19, 2024 | July 16, 2012 |
| Global X SuperDividend® REIT ETF | 0.25% | February 24, 2012 | November 19, 2024 | March 16, 2015 |
| Global X Guru® Index ETF | 0.25% | May 25, 2012 | November 19, 2024 | June 4, 2012 |
| Global X SuperDividend® U.S. ETF | 0.25% | November 16, 2012 | November 19, 2024 | March 11, 2013 |
| Global X MLP & Energy Infrastructure ETF | 0.25% | February 22, 2013 | November 19, 2024 | August 6, 2013 |
| Global X MSCI SuperDividend® Emerging Markets ETF | 0.25% | November 14, 2014 | November 19, 2024 | March 16, 2015 |
| Global X Alternative Income ETF | 0.25% | March 10, 2015 | November 19, 2024 | July 13, 2015 |
| Global X Renewable Energy Producers ETF | 0.25% | April 21, 2015 | November 19, 2024 | May 27, 2015 |
| Global X S&P 500® Catholic Values ETF | 0.25% | May 29, 2015 | November 19, 2024 | April 18, 2016 |
| Global X Internet of Things ETF | 0.25% | November 13, 2015 | November 19, 2024 | September 12, 2016 |
| Global X FinTech ETF | 0.25% | November 13, 2015 | November 19, 2024 | September 12, 2016 |
| Global X Conscious Companies ETF | 0.25% | November 13, 2015 | November 19, 2024 | July 11, 2016 |
| Global X Robotics & Artificial Intelligence ETF | 0.25% | February 26, 2016 | November 19, 2024 | September 12, 2016 |
| Global X Aging Population ETF | 0.25% | February 26, 2016 | November 19, 2024 | May 9, 2016 |
| Global X Millennial Consumer ETF | 0.25% | February 26, 2016 | November 19, 2024 | May 4, 2016 |
| Global X MSCI SuperDividend® EAFE ETF | 0.25% | September 9, 2016 | November 19, 2024 | November 14, 2016 |
| Global X U.S. Infrastructure Development ETF | 0.25% | February 24, 2017 | November 19, 2024 | March 6, 2017 |
| Global X U.S. Preferred ETF | 0.15% | February 24, 2017 | November 19, 2024 | September 11, 2017 |
| Global X Artificial Intelligence & Technology ETF | 0.25% | February 23, 2018 | November 19, 2024 | May 11, 2018 |
| Global X Autonomous & Electric Vehicles ETF | 0.25% | February 23, 2018 | November 19, 2024 | April 13, 2018 |
| Global X S&P 500® Quality Dividend ETF | 0.15% | May 23, 2018 | November 19, 2024 | July 13, 2018 |
| Global X E-commerce ETF | 0.25% | May 23, 2018 | November 19, 2024 | November 27, 2018 |

| Name of Fund | Annual Advisory Fee (as a % of average daily net assets) | Date Fund Approved by Board | Date Board Approved Continuance of I/A/A | Date Fund Commenced Operations |
|---|---|---|---|---|
| Global X Genomics & Biotechnology ETF | 0.25% | May 23, 2018 | November 19, 2024 | April 5, 2019 |
| Global X Adaptive U.S. Factor ETF | 0.25% | May 23, 2018 | November 19, 2024 | August 24, 2018 |
| Global X DAX Germany ETF | 0.15% | September 13, 2018 | November 19, 2024 | December 24, 2018 |
| Global X NASDAQ 100 Covered Call ETF | 0.25% | September 13, 2018 | November 19, 2024 | December 24, 2018 |
| Global X S&P 500® Covered Call ETF | 0.25% | September 13, 2018 | November 19, 2024 | December 24, 2018 |
| Global X Cloud Computing ETF | 0.25% | November 13, 2018 | November 19, 2024 | April 12, 2019 |
| Global X Dorsey Wright Thematic ETF | 0.25% | November 13, 2018 | November 19, 2024 | October 25, 2019 |
| Global X Russell 2000 Covered Call ETF | 0.25% | November 13, 2018 | November 19, 2024 | April 17, 2019 |
| Global X Cybersecurity ETF | 0.25% | June 13, 2019 | November 19, 2024 | October 25, 2019 |
| Global X Video Games & Esports ETF | 0.25% | June 13, 2019 | November 19, 2024 | October 25, 2019 |
| Global X Emerging Markets Bond ETF | 0.25% | February 18, 2020 | November 19, 2024 | June 1, 2020 |
| Global X S&P Catholic Values Developed ex-U.S. ETF | 0.25% | February 18, 2020 | November 19, 2024 | June 22, 2020 |
| Global X Variable Rate Preferred ETF | 0.15% | February 18, 2020 | November 19, 2024 | June 22, 2020 |
| Global X HealthTech ETF | 0.25% | May 29, 2020 | November 19, 2024 | July 29, 2020 |
| Global X S&P Catholic Values U.S. Aggregate Bond ETF | 0.15% | May 29, 2020 | November 19, 2024 | |
| Global X S&P 500 Covered Call & Growth ETF | 0.25% | May 29, 2020 | November 19, 2024 | September 18, 2020 |
| Global X Nasdaq 100 Covered Call & Growth ETF | 0.25% | May 29, 2020 | November 19, 2024 | September 18, 2020 |
| Global X CleanTech ETF | 0.25% | May 29, 2020 | November 19, 2024 | October 27, 2020 |
| Global X Data Center & Digital Infrastructure ETF | 0.25% | July 30, 2020 | November 19, 2024 | October 27, 2020 |
| Global X Adaptive U.S. Risk Management ETF | 0.25% | November 11, 2020 | November 19, 2024 | January 12, 2021 |
| Global X Clean Water ETF | 0.25% | February 26, 2021 | November 19, 2024 | April 8, 2021 |
| Global X Nasdaq 100 Tail Risk ETF | 0.25% | May 21, 2021 | November 19, 2024 | August 25, 2021 |
| Global X Nasdaq 100 Risk Managed Income ETF | 0.25% | May 21, 2021 | November 19, 2024 | August 25, 2021 |
| Global X Nasdaq 100 Collar 95-110 ETF | 0.25% | May 21, 2021 | November 19, 2024 | August 25, 2021 |
| Global X S&P 500 Tail Risk ETF | 0.25% | May 21, 2021 | November 19, 2024 | August 25, 2021 |
| Global X S&P 500 Risk Managed Income ETF | 0.25% | May 21, 2021 | November 19, 2024 | August 25, 2021 |
| Global X S&P 500 Collar 95-110 ETF | 0.25% | May 21, 2021 | November 19, 2024 | August 25, 2021 |
| Global X Blockchain ETF | 0.25% | May 21, 2021 | November 19, 2024 | July 12, 2021 |
| Global X AgTech & Food Innovation ETF | 0.25% | May 21, 2021 | November 19, 2024 | July 12, 2021 |
| Global X Hydrogen ETF | 0.25% | May 21, 2021 | November 19, 2024 | July 12, 2021 |
| Global X Solar ETF | 0.25% | May 21, 2021 | November 19, 2024 | September 8, 2021 |
| Global X Wind Energy ETF | 0.25% | May 21, 2021 | November 19, 2024 | September 8, 2021 |
| Global X MSCI Vietnam ETF | 0.25% | August 4, 2021 | November 19, 2024 | December 7, 2021 |
| Global X Blockchain & Bitcoin Strategy ETF | 0.25% | September 17, 2021 | November 19, 2024 | November 15, 2021 |
| Global X Information Technology Covered Call & Growth ETF | 0.25% | November 12, 2021 | November 19, 2024 | November 21, 2022 |
| Global X Dow 30® Covered Call ETF | 0.25% | November 12, 2021 | November 19, 2024 | February 23, 2022 |

| Name of Fund | Annual Advisory Fee (as a % of average daily net assets) | Date Fund Approved by Board | Date Board Approved Continuance of I/A/A | Date Fund Commenced Operations |
|---|---|---|---|---|
| Global X Interest Rate Volatility & Inflation Hedge ETF | 0.25% | February 25, 2022 | November 19, 2024 | July 5, 2022 |
| Global X Interest Rate Hedge ETF | 0.25% | February 25, 2022 | November 19, 2024 | July 5, 2022 |
| Global X Russell 2000 Covered Call & Growth ETF | 0.25% | August 10, 2022 | November 19, 2024 | October 4, 2022 |
| Global X Emerging Markets ex-China ETF | 0.25% | September 16, 2022 | November 19, 2024 | May 12, 2023 |
| Global X Emerging Markets Great Consumer ETF | 0.25% | September 16, 2022 | November 19, 2024 | May 12, 2023 |
| Global X PropTech ETF | 0.25% | November 11, 2022 | November 19, 2024 | April 11, 2023 |
| Global X U.S. Cash Flow Kings 100 ETF | 0.15% | February 24, 2023 | November 19, 2024 | July 10, 2023 |
| Global X Dow 30® Covered Call & Growth ETF | 0.25% | May 19, 2023 | November 19, 2024 | July 25, 2023 |
| Global X 1-3 Month T-Bill ETF | 0.05% | May 19, 2023 | November 19, 2024 | June 21, 2023 |
| Global X Defense Tech ETF | 0.25% | May 19, 2023 | November 19, 2024 | September 11, 2023 |
| Global X Brazil Active ETF | 0.25% | May 19, 2023 | November 19, 2024 | August 16, 2023 |
| Global X India Active ETF | 0.25% | May 19, 2023 | November 19, 2024 | August 17, 2023 |
| Global X Bitcoin Trend Strategy ETF | 0.25% | August 17, 2023 | November 19, 2024 | March 20, 2024 |
| Global X S&P 500 Quality Dividend Covered Call ETF | 0.25% | August 17, 2023 | November 19, 2024 | May 7, 2024 |
| Global X MLP & Energy Infrastructure Covered Call ETF | 0.25% | March 7, 2024 | November 19, 2024 | May 7, 2024 |
| Global X Infrastructure Development ex-U.S. ETF | 0.25% | March 7, 2024 | November 19, 2024 | August 28, 2024 |
| Global X Russell 2000 ETF | 0.05% | March 7, 2024 | November 19, 2024 | June 4, 2024 |
| Global X Short-Term Treasury Ladder ETF | 0.05% | May 21, 2024 | November 19, 2024 | September 9, 2024 |
| Global X Intermediate-Term Treasury Ladder ETF | 0.05% | May 21, 2024 | November 19, 2024 | September 9, 2024 |
| Global X Long-Term Treasury Ladder ETF | 0.05% | May 21, 2024 | November 19, 2024 | September 9, 2024 |
| Global X Bitcoin Covered Call ETF | 0.25% | May 21, 2024 | November 19, 2024 | |
| Global X U.S. Electrification ETF | 0.25% | September 18, 2024 | November 19, 2024 | December 17, 2024 |
| Global X S&P 500 U.S. Revenue Leaders ETF | 0.15% | January 24, 2025 | | April 15, 2025 |
| Global X S&P 500 U.S. Market Leaders Top 50 ETF | 0.15% | January 24, 2025 | | April 15, 2025 |
| Global X Investment Grade Corporate Bond ETF | 0.05% | March 4, 2025 | | June 16, 2025 |
| Global X Treasury Bond Enhanced Income ETF | 0.15% | March 4, 2025 | | July 15, 2025 |
| Global X PureCap℠ MSCI Information Technology ETF | 0.15% | March 4, 2025 | | |
| Global X PureCap℠ MSCI Communication Services ETF | 0.15% | March 4, 2025 | | |
| Global X PureCap℠ MSCI Consumer Discretionary ETF | 0.15% | March 4, 2025 | | |
| Global X PureCap℠ MSCI Energy ETF | 0.15% | May 22, 2025 | | |
| Global X PureCap℠ MSCI Consumer Staples ETF | 0.15% | May 22, 2025 | | |

| Name of Fund | Annual Advisory Fee (as a % of average daily net assets) | Date Fund Approved by Board | Date Board Approved Continuance of I/A/A | Date Fund Commenced Operations |
|---|---|---|---|---|
| Global X S&P 500® Christian Values ETF | **0.25%** | May 22, 2025 | | |
| Global X U.S. 500 ETF | **0.005%** | May 22, 2025 | | |
| Global X AI Semiconductor & Quantum ETF | **0.25%** | July 31, 2025 | | |
| Global X U.S. Natural Gas ETF | **0.25%** | July 31, 2025 | | |

**[SIGNATURES TO FOLLOW]**

**GLOBAL X FUNDS**

Margaret Mo (Aug 19, 2025 13:54:06 PDT)

By: Margaret Mo
Title: Assistant Secretary

**GLOBAL X MANAGEMENT COMPANY LLC**

Alex Ashby (Aug 19, 2025 16:53:06 EDT)

By: Alex Ashby
Title: Chief Operating Officer